SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2004


                                Albertson's, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-6187                                       82-0184434
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          (Commission                                   (IRS Employer
           File Number)                                 Identification No.)


            250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho 83726
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               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 395-6200
                          -----------------------------
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

In a presentation to the Boise Metro Chamber of Commerce scheduled for noon MDT on July 15, 2004, Larry Johnston, Chairman, Chief Executive Officer and President of Albertson's, Inc. will confirm the Company's previously announced earnings guidance of $1.40 to $1.50 per diluted share on a continuing operations basis.

                                       ***

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ALBERTSON'S, INC.



                         By:        /s/ Felicia D. Thornton
                             --------------------------------
                         Name:  Felicia D. Thornton
                         Title: Executive Vice President and
                                  Chief Financial Officer


Dated: July 15, 2004